PROSPECTUS SUPPLEMENT -- April 11, 2003*

AXP(R) Utilities Fund (August 29, 2002) S-6341-99 W

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

Management of the Fund's portfolio is coordinated by:

Bern Fleming, Portfolio Manager

o    Joined AEFC in 1985.

o    Managed this Fund since 1985.

o    Began investment career in 1973.

o    MBA, University of Illinois.

Lawrence S. Alberts, Portfolio Manager

o    Joined AEFC in 1995.

o    Managed this Fund since 2003.

o    Began investment career in 1990.

o    MBA, Central Michigan University.

(the rest of the section remains unchanged)




S-6341-2 A (4/03)

* Valid until next prospectus update
Destroy August 30, 2003